SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2009

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12302	06-1196501
(Commission File Number)	(I.R.S. Employer Identification No.)

122 Fifth Avenue, New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)

(212) 633-3300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On August 10, 2009, Barnes & Noble, Inc. (the “Company”) issued a press release announcing that it had entered into a Stock Purchase Agreement dated as of August 7, 2009 with Leonard Riggio and Louise Riggio, pursuant to which the Company will acquire all of the issued and outstanding capital stock of Barnes & Noble College Booksellers, Inc.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits

(d)           Exhibits

99.1	Press Release of Barnes & Noble, Inc. dated August 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNES & NOBLE, INC.

August 10, 2009	By:	/s/ Joseph J. Lombardi
Joseph J. Lombardi
Chief Financial Officer